Note 9 - Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

NOTE9. INCOMETAXES

The total provision for income taxes consists of the following:

	2013	2012
	(in thousands)
Current Taxes:
Federal	$—	$—
State	7	5
Deferred
Federal	—	—
State	—	—

	$7	$5

At December 31, 2013, we had available for U.S. federal income tax reporting purposes, a net operating loss (NOL) carry-forward for regular tax purposes of approximately $71 million which expires in varying amounts during the tax years 2027 through 2033. No provision for federal income tax benefit is reflected on the statement of operations for the year ended December 31, 2013 because we are uncertain as to our ability to utilize our NOL in the future.

The NOL above includes $2.6 million of deductions for excess stock-based compensation. Excess stock-based compensation deductions represent stock-based compensation that have generated tax deductions that have not yet resulted in a cash tax benefit because the Company has NOL carry-forwards. The Company plans to recognize the federal NOL tax assets associated with excess stock-based compensation tax deductions only when all other components of the federal NOL tax assets have been fully utilized. If and when the excess stock-based compensation related NOL tax assets are realized, the benefit will be credited directly to equity.

The following is a reconciliation of the reported amount of income tax expense (benefit) for the years ended December 31, 2013 and 2012, to the amount of income tax expense that would result from applying domestic federal statutory tax rates to pretax income:

	2013	2012
	(in thousands)
Statutory tax expense (benefit)	$(842)	$(6,980)
State income tax	7	5
Change in valuation allowance	804	6,895
Effect of permanent differences and other
Interest expense disallowed for tax	3	61
Effect of other permanent differences	35	24
Total Tax Expense	$7	$5

The components of our deferred income taxes were as follows for the years ended December 31, 2013 and 2012:

	2013	2012
	(in thousands)
Deferred tax assets:
Net operating loss carryover	$23,569	$19,977
Capital loss carryover	77	77
Charitable contributions carryover	—	3
Share based compensation	6,890	6,501
Property and equipment	2,854	4,149
Goodwill	888	—
Deferred book liabilities	381	574

Total net deferred tax assets	34,659	31,281
Less valuation allowances	(34,659)	(31,281)
Net deferred tax assets	$—	$—

We follow ASC 740 Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109. Under ASC 740, tax benefits are recognized only for tax positions that are more likely than not to be sustained upon examination by tax authorities. The amount recognized is measured as the largest amount of benefit that is greater than fifty percent likely to be realized upon ultimate settlement. Unrecognized tax benefits are tax benefits claimed in our tax returns that do not meet these recognition and measurement standards. We had no liabilities for unrecognized tax benefits at December 31, 2013.

Our policy is to recognize potential interest and penalties accrued related to unrecognized tax benefits within income tax expense. For the years ended December 31, 2013 and 2012, we did not recognize any interest or penalties in our consolidated condensed statement of operations, nor did we have any interest or penalties accrued in our consolidated balance sheet at December 31, 2013 and 2012 relating to unrecognized tax benefits.

The tax years 2010-2013 remain open to examination for federal income tax purposes and by the other major taxing jurisdictions to which we are subject. The tax years 2009-2013 remain open for the Texas Margin tax.

The goodwill originally recorded and which is attributable to the acquisition of White Top and Blackwater would have been amortized over 15 years for tax purposes. The goodwill was subsequently fully impaired on the financial statements.